ACQUISITION AGREEMENT

                  THIS AGREEMENT is dated for reference this 15th day of February, 2002.

BETWEEN:

                  MARIO AIELLO ("Aiello") and ROBERT HOEGLER ("Hoegler"), being the principals of BUSINESS TO BUSINESS PUBLISHING LTD. ("B2B"), a company incorporated pursuant to the laws of British Columbia and having an office located at 804 - 750 West Pender Street, Vancouver, British Columbia, V6C 2T8;

                                                               OF THE FIRST PART

AND:

                  LINK MEDIA PUBLISHING LTD., a company incorporated pursuant to the laws of Nevada and having an office located at 200
                  - 675  West  Hastings  Street,  Vancouver,  British
                  Columbia, V6B 1N2;

                  ("Link")

                                                              OF THE SECOND PART

WHEREAS:

A. B2B is engaged in the business of publishing and distributing business to business media products; and

B. Link desires to purchase all the issued and outstanding shares of common stock in the capital of B2B (the "Shares") on the terms and conditions hereinafter set forth;

                  NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and mutual agreements and covenants herein contained, the parties hereby covenant and agree as follows:

1.                B2B'S REPRESENTATIONS

                  Aiello, Hoegler and B2B hereby jointly and severally make the following representations and warranties to Link, each of which is true and correct on the date hereof and will be true and correct on the Closing Date, each of which shall be unaffected by any investigation made by Link and shall survive the Closing Date:

     (a) The authorized capital of B2B consists of 10,000 common shares without par value and 10,000 preferred shares with a par value of CND $1,000.00 each, of which two common shares (the "Shares") are issued as fully paid and non-assessable. Aiello and Hoegler are each the registered holder and beneficial owner of one Share. There are no outstanding or authorized options, dividends, warrants, agreements, subscriptions, calls, demand or rights of any character relating to the capital stock of B2B, whether or not issued, including, without limitation, securities convertible into or evidencing the right to purchase any securities of B2B;

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     (b)  B2B is a corporation duly incorporated, validly existing and in good standing under the laws of British Columbia and has all requisite corporate power and authority to own its property and operate its business as and where it is now being conducted;

     (c) B2B is duly licensed or qualified and in good standing in the province of British Columbia, which is the sole jurisdiction in which the nature of B2B's assets or the business conducted by B2B makes qualification necessary;

     (d) B2B has no subsidiaries and owns no interest in any corporation, partnership, proprietorship or any other business entity;

     (e) B2B has good and marketable title to all of its assets free and clear of all mortgages, liens, pledges, charges, claims, leases, restrictions or encumbrances of any nature whatsoever, and subject to no restrictions with respect to transferability. All of B2B's assets are in its possession and control;

     (f) B2B has not given a power of attorney, which is currently in effect, to any person, firm or corporation for any purpose whatsoever;

     (g) B2B has not entered into any other agreement or granted any option to sell or otherwise transfer any of its assets;

     (h) To the knowledge of B2B, each contract, lease, license, commitment and agreement to which it is a party is in full force and effect and constitutes a legal, valid and binding obligation of all of the parties thereto. B2B is not in default and has not received or given any notice of default, and to B2B's knowledge, no other party thereto is in default, under any such contract, lease, license, commitment or other agreement or under any other obligation relating to B2B's assets or its business;

     (i) There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body involving B2B. No suit, action or legal, administrative, arbitration or other proceeding or reasonable basis therefor, or, to the best of B2B's knowledge, no investigation by any governmental agency pertaining to B2B or its assets is pending or has been threatened against B2B which could adversely affect the financial condition or prospects of B2B or the conduct of the business thereof or any of B2B's assets or materially adversely affect the ability of the shareholders of B2B to consummate the transactions contemplated by this Agreement;

     (j) To its knowledge, B2B has not infringed any patent or patent application, copyright or copyright application, trademark or trademark application or trade name or other proprietary or intellectual property right of any other person or received any notice of a claim of such infringement;

     (k) B2B has the right to use all data and information necessary to permit the conduct of its business from and after the Closing Date, as such business is and has been normally conducted;

     (l) The Articles of B2B permit it to carry on its present business and to enter into this Agreement;

     (m) The performance of this Agreement will not be in violation of the Articles of B2B or any agreement to which B2B is a party and will not give any person any right to terminate or cancel any agreement or any right enjoyed by B2B and will not result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favour of a third party upon or against the assets of B2B;

     (n) B2B holds all permits, licences, registrations and authorizations necessary for it to conduct its business;

     (o) B2B is not in violation of any federal, state, municipal or other law, regulation or order of any government or regulatory authority;

     (p) B2B has filed with the appropriate government agencies all tax or information returns and tax reports required to be filed, and such filings are substantially true, complete and correct;

     (q) All federal, state, municipal, foreign, sales, property or excise or other taxes whether or not yet due have been fully paid or adequately provided for;

     (r) The corporate records and minute books of B2B contain complete and accurate minutes of all meetings of the directors and shareholders of B2B held since incorporation;

     (s) All material transactions of B2B have been promptly and properly recorded or filed in or with its respective books and records; and

     (t) B2B has complied with all laws, rules, regulations and orders applicable to it relating to employment, including those relating to wages, hours, collective bargaining, occupational health and safety, employment standards and workers' compensation.

2.                LINK'S REPRESENTATIONS

                  Link hereby makes the following representations and warranties to Aiello, Hoegler and B2B, each of which is true and correct on the date hereof and will be true and correct on the Closing Date, each of which shall be unaffected by any investigation made by Aiello, Hoegler or B2B and shall survive the Closing Date:

     (a) The authorized capital of Link consists of 70,000,000 shares of common stock and 5,000,000 shares of preferred stock with par value of $0.001 each, of which 3,500,000 shares are issued as fully paid and non-assessable. There are no outstanding or authorized options, dividends, warrants, agreements, subscriptions, calls, demand or rights of any character relating to the capital stock of Link, whether or not issued, including, without limitation, securities convertible into or evidencing the right to purchase any securities of Link. However, it is contemplated that Link will issue additional shares of common stock in order to raise financing necessary to fund the acquisition and development of B2B's business;

     (b) Link is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own its property and operate its business as and where it is now being conducted;

     (c) Link is in good standing with respect to its filings with the Nevada Secretary of State;

     (d) Link has no subsidiaries and owns no interest in any corporation, partnership, proprietorship or any other business entity;

     (e) Link currently has no assets or liabilities other than cash received for share subscriptions;

     (f) Link has not entered into any other agreement or granted any option to sell or otherwise transfer any of its assets or its securities;

     (g) Link is not a party to any contracts, leases, licenses, commitments and other agreements relating to its assets or its business;

     (h) There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body involving Link. No suit, action or legal, administrative, arbitration or other proceeding or reasonable basis therefor, or, to the best of Link's knowledge, no investigation by any governmental agency, pertaining to Link or its assets is pending or has been threatened against Link which could adversely affect the financial condition or prospects of Link or the conduct of the business thereof or any of Link's assets or materially adversely affect the ability of Link to consummate the transactions contemplated by this Agreement;

     (i) The Articles and Bylaws of Link permit it to carry on its present business and to enter into this Agreement;

     (j) The performance of this Agreement will not be in violation of the Articles or Bylaws of Link or any agreement to which Link is a party;

     (k) Link is not in violation of any federal, state, municipal or other law, regulation or order of any government or regulatory authority;

     (l) Link has filed with the appropriate government agencies all tax or information returns and tax reports required to be filed, and such filings are substantially true, complete and correct;

     (m) no federal, state, municipal, foreign, sales, property or excise or other taxes are payable by Link;

     (n) The corporate records and minute books of Link contain complete and accurate minutes of all meetings of the directors and shareholders of Link held since incorporation; and

     (o) All material transactions of Link have been promptly and properly recorded or filed in or with its respective books and records.

3.                SALE OF SHARES

                  On the Closing Date, upon the terms and conditions herein set forth, Link agrees to purchase a 100% undivided right, title and interest in and to the Shares in consideration of Link issuing to Aiello and Hoegler his proportionate share of 2,600,000 restricted shares of common stock in the capital of Link (the "Vend-In Stock"). In further consideration, Link shall commit to lend, without any fixed terms of repayment, the sum of US$50,000 to B2B, which B2B shall use primarily to pay its outstanding liabilities.

4.                CLOSING

                  The sale and purchase of the Share shall be closed at the office of B2B at 10:00 A.M. (Vancouver time) on February 22, 2002 or on such other date or at such other place as may be agreed upon by the parties (the "Closing Date").

5.                ACTIONS BY THE PARTIES PENDING CLOSING

                  From and after the date hereof and until the Closing Date, B2B and Link covenant and agree that:

     (a) B2B and Link, and their authorized representatives, shall have full access during normal business hours to all documents of B2B and Link and each party shall furnish to the other party or its authorized representatives all information with respect to the affairs and business of B2B and Link as the parties may reasonably request;

     (b) B2B and Link shall conduct their business diligently and substantially in the manner previously conducted and B2B and Link shall not make or institute any unusual or novel methods of purchase, sale, management, accounting or operation, except with the prior written consent of the other party. Neither B2B nor Link shall enter into any contract or commitment to purchase or sell any assets or engage in any transaction not in the usual and ordinary course of business without the prior written consent of the other party;

     (c) Without the prior written consent of the other party, neither B2B nor Link shall increase or decrease the compensation provided to its employees, officers, directors or agents;

     (d) Neither B2B nor Link will amend its Articles of Incorporation or Bylaws, or make any changes in its respective authorized or issued capital without the prior written approval of the other party;

     (e) Neither B2B nor Link shall act or omit to do any act, or permit any act or omission to act, which will cause a breach of any contract, commitment or obligation; and

     (f) Neither B2B nor Link will declare or pay any dividend or make any distribution, directly or indirectly, in respect of their respective capital stock, nor will they directly or indirectly redeem, purchase, sell or otherwise acquire or dispose of shares in their respective capital stock.

6.                CONDITIONS PRECEDENT TO LINK'S OBLIGATIONS

                  Each and every obligation of Link to be performed on the Closing Date shall be subject to the satisfaction by the Closing Date of the following conditions, unless waived in writing by Link:

     (a) The representations and warranties made by B2B in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made or given by the Closing Date;

     (b) B2B shall have performed and complied with all of their obligations under this Agreement which are to be performed or complied with by them by the Closing Date;

     (c) B2B shall have provided Link with the opportunity to review all of B2B's relevant financial records and Link shall be satisfied with such review as Link may determine in its sole opinion;

     (d) B2B shall have obtained the necessary consent of its shareholders to effect the transactions contemplated herein;

     (e)  B2B shall deliver to Link:

          (i) a certified true copy of resolutions of B2B's Board of Directors authorizing the transfer of the Shares from Aiello and Hoegler to Link, the registration of the Shares in the name of the Link and the issuance of a share certificate representing the Shares in the name of the Link;

          (ii) share certificates representing the Shares issued in the name of Aiello and Hoegler accompanied by duly executed Irrevocable Powers of Attorney to transfer the Shares to Link; and

          (iii) A share certificate or certificates registered in the name of the Link, signed by the President of B2B, representing the Shares.

7.                CONDITIONS PRECEDENT TO B2B'S OBLIGATIONS

                  Each and every obligation of Aiello, Hoegler and B2B to be performed on the Closing Date shall be subject to the satisfaction by the Closing Date of the following conditions, unless waived in writing by the B2B:

     (a) The representations and warranties made by Link in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made or given by the Closing Date;

     (b) Link shall have performed and complied with all of its obligations under this Agreement which are to be performed or complied with by its by the Closing Date;

     (c)  Link shall deliver to B2B:

          (i) a certified true copy of resolutions of Link's Board of Directors authorizing the issuance of the Vend-In Shares to Aiello and Hoegler and appointing Aiello and Hoegler to the Board of Directors;

          (ii) share certificates representing the Link Shares issued in the names of Aiello and Hoegler in equal amounts in accordance with paragraph 3 herein, representing the Shares; and

          (iii) documentation evidencing Link's obligation to lend US$50,000 to B2B in accordance with paragraph 3 herein in a form satisfactory to B2B.

8.                FURTHER ASSURANCES

                  The parties hereto covenant and agree to do such further acts and execute and deliver all such further deeds and documents as shall be reasonably required in order to fully perform and carry out the terms and intent of this Agreement.

9.                ENTIRE AGREEMENT

                  This Agreement constitutes the entire agreement to date between the parties hereto and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the parties with respect to the subject of this Agreement.

10.               NOTICE

10.1 Any notice required to be given under this Agreement shall be deemed to be well and sufficiently given if delivered by hand to either party at their respective addresses first noted above.

10.2 Either party may time to time by notice in writing change its address for the purpose of this section.

11.               TIME OF ESSENCE

                  Time shall be of the essence of this Agreement.

12.               TITLES

                  The titles to the respective sections hereof shall not be deemed a part of this Agreement but shall be regarded as having been used for convenience only.

13.               SCHEDULES

                  The schedules attached to this Agreement are incorporated into this Agreement by reference and are deemed to be part hereof.

14.               SEVERABILITY

                  If any one or more of the provisions contained herein should be invalid, illegal or unenforceable in any respect in any jurisdictions, the validity, legality and enforceability of such provisions shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

15.               APPLICABLE LAW

                  The situs of the Agreement is Vancouver, British Columbia, and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with laws prevailing in the Province of British Columbia. The parties hereto agree to attorn to the jurisdiction of the Courts of the Province of British Columbia.

16.               ENUREMENT

                  This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

                  IN WITNESS WHEREOF this Agreement has been executed as of the day and year first above written.

BUSINESS TO BUSINESS PUBLISHING LTD.                 LINK MEDIA PUBLISHING LTD.

PER:  /s/ Mario Aiello                                PER: /s/ Earl Hope
--------------------------                           -------------------------
Authorized Signatory                                    Authorized Signatory

/s/ Mario Aiello                                           /s/ Robert Hoegler
--------------------------                           -------------------------
    Mario Aiello                                               Robert Hoegler